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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 10, 2005


                           JOHN Q. HAMMONS HOTELS, L.P.
                JOHN Q. HAMMONS HOTELS FINANCE CORPORATION III
             (Exact name of registrant as specified in its charter)

                   DELAWARE                                   033-7334001                          43-1523951
                   MISSOURI                                                                        33-1006528
(State or Other Jurisdiction of Incorporation)          (Commission File Number)          (IRS Employer Identification No.)

                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                              SPRINGFIELD, MO 65806
               (Address of principal executive offices) (Zip Code)

                                 (417) 864-4300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 10, 2005, the registrant'S general partner released its results of operations and financial condition for the second fiscal quarter and first six months of 2005. Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of that earnings press release dated August 10, 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

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
        Exhibit No.                                        Exhibit
        -----------                                        -------
           99.1              Press Release, dated August 10, 2005, issued by the registrant's general partner
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                   JOHN Q. HAMMONS HOTELS, INC.


                                   By: John Q. Hammons Hotels, Inc.
                                       its general partner



                                   By: /s/ Paul Muellner
                                       ----------------------------------
                                       Paul Muellner
                                       Chief Financial Officer




                                   JOHN Q. HAMMONS HOTEL FINANCE CORPORATION III


                                   By: /s/ Paul Muellner
                                       ----------------------------------
                                       Paul Muellner
                                       Chief Financial Officer


Date: August 11, 2005


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                                  EXHIBIT INDEX

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
        Exhibit No.                                            Exhibit
        -----------                                            -------
           99.1              Press Release, dated August 10, 2005, issued by John Q. Hammons Hotels, Inc.


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